INCOME TAXES - Disclosure of detailed information about unrecognized deductible temporary differences and unused tax losses for no deferred tax asset recognized (Details) - CAD ($) $ in Thousands	Sep. 30, 2023	Aug. 31, 2022
Major components of tax expense (income) [abstract]
Deductible temporary differences	$ 166,739	$ 24,667
Tax losses	273,774	238,595
Temporary differences for which deferred tax liabilities have not been recognised	$ 440,513	$ 263,262